                                                                  EXHIBIT (2)(d)

THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT REFERRED TO BELOW TO WHICH THE HOLDER OF THIS CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND IS BOUND.


                       TRUST ENHANCED DIVIDEND SECURITIES



                               PEAK TrENDS TRUST



                                    CUSIP NO. __________



NO.   1                                      _____ SHARES


          THIS CERTIFIES THAT DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION IS THE RECORD OWNER OF TRUST ENHANCED DIVIDEND SECURITIES OF PEAK TrENDS TRUST, CONSTITUTING FRACTIONAL UNDIVIDED INTERESTS IN PEAK TrENDS TRUST, A BUSINESS TRUST CREATED UNDER THE LAWS OF THE STATE OF DELAWARE PURSUANT TO A TRUST AGREEMENT BETWEEN DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
AND THE TRUSTEES THEREOF. THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT TO WHICH THE HOLDER OF THIS CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND IS BOUND, A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE AT THE OFFICE OF THE TRUST'S ADMINISTRATOR AND PAYING AGENT, THE BANK OF NEW YORK, 101 BARCLAY STREET, NEW YORK, NEW YORK 10286. THIS CERTIFICATE IS TRANSFERABLE AND INTERCHANGEABLE BY THE REGISTERED OWNER IN PERSON OR BY HIS DULY AUTHORIZED ATTORNEY AT THE OFFICE OF THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ACCOMPANIED BY A WRITTEN INSTRUMENT OF TRANSFER AND ANY OTHER DOCUMENTS THAT THE PAYING AGENT MAY REQUIRE FOR TRANSFER, IN FORM SATISFACTORY TO THE

PAYING AGENT AND PAYMENT OF THE FEES AND EXPENSES PROVIDED IN THE TRUST
AGREEMENT.

          THIS CERTIFICATE IS NOT VALID UNLESS MANUALLY COUNTERSIGNED BY THE PAYING AGENT.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH
ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE TRUSTEES OF PEAK TrENDS TRUST THAT SUCH REGISTRATION IS NOT REQUIRED.


          WITNESS THE FACSIMILE SIGNATURE OF THE MANAGING TRUSTEE.



                                        PEAK TrENDS TRUST


DATED:                                  By
                                          -----------------------------
                                             Managing Trustee



COUNTERSIGNED:

THE BANK OF NEW YORK,
  as Paying Agent


By_________________________
   Authorized Signature

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), the Peak TrENDS Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of CEDE & Co. (or in such other name as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co. has an interest herein. This certificate may be exchanged by an authorized representative of DTC in whole or in part for securities in definitive form, registered in the names of such holders as such certificate will be issued in the name of Cede & Co. (or in representative of DTC) representing the securities not issued in definitive form.

THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT REFERRED TO BELOW TO WHICH THE HOLDER OF THIS CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND IS BOUND. TRUST ENHANCED DIVIDEND SECURITIES

                                            PEAK TrENDS TRUST

                                                      CUSIP NO. _______________

NO.  1                                                     _____________ SHARES

                     THIS CERTIFIES THAT CEDE & CO. IS THE RECORD OWNER OF TRUST ENHANCED DIVIDEND SECURITIES OF PEAK TrENDS TRUST, CONSTITUTING FRACTIONAL UNDIVIDED INTERESTS IN PEAK TrENDS TRUST, A TRUST CREATED UNDER THE LAWS OF THE
STATE OF DELAWARE PURSUANT TO A TRUST AGREEMENT BETWEEN                AND
THE TRUSTEES NAMED THEREIN. THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT TO WHICH THE HOLDER OF THIS CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND IS BOUND, A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE AT THE OFFICE OF THE TRUST'S ADMINISTRATOR AND PAYING AGENT, THE BANK OF NEW YORK, 101 BARCLAY STREET, NEW YORK, NEW YORK 10286. THIS CERTIFICATE IS TRANSFERABLE AND INTERCHANGEABLE BY THE REGISTERED OWNER IN PERSON OR BY HIS DULY AUTHORIZED ATTORNEY AT THE OFFICE OF THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ACCOMPANIED BY A WRITTEN

INSTRUMENT OF TRANSFER AND ANY OTHER DOCUMENTS THAT THE PAYING AGENT MAY REQUIRE FOR TRANSFER, IN FORM SATISFACTORY TO THE PAYING AGENT AND PAYMENT OF THE FEES AND EXPENSES PROVIDED IN THE TRUST AGREEMENT.

                     THIS CERTIFICATE IS NOT VALID UNLESS MANUALLY COUNTERSIGNED BY THE PAYING AGENT.

                     WITNESS THE FACSIMILE SIGNATURE OF THE MANAGING TRUSTEE.

                                                    PEAK TrENDS TRUST

DATED:                                              By _______________________
                                                       Managing Trustee

COUNTERSIGNED:

THE BANK OF NEW YORK,
  as Paying Agent

By_________________________
   Authorized Signature


                                       3